SUMPRO-HYB(09/14)

Summary Prospectus January 22, 2015

ICON HIGH YIELD BOND FUND

TICKER: IHYSX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at www.iconfunds.com. You can also get this information at no cost by calling 1-800-764-0442, by sending an email request to fulfillment@iconadvisers.com, or by asking any financial advisor, bank or broker-dealer who offers the shares of the fund. The current prospectus and statement of additional information, dated January 22, 2015, are incorporated by reference into this summary prospectus.

Investment Objectives/Goals

Seeks high current income and growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of purchase price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	None
Redemption Fee	None
Wire Redemption Fee	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	70.76%
Total Annual Fund Operating Expenses	71.41%
Expense Reimbursements[2]	(70.61)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.80%

[1]	Other Expenses are based on estimated amounts for the current fiscal year.

[2]

ICON Advisers has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of .80%. This expense limitation may be terminated at any time after January 31, 2016 upon 30 days written notice of termination to the Fund’s Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
ICON High Yield Bond Fund	$82	$6,721

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. No portfolio turnover rate is provided because the Fund has not completed at least six months of operations as of the date of this prospectus.

Principal Investment Strategies

The ICON High Yield Bond Fund normally invests at least 80% of its assets in high yield bonds commonly called “junk” or “junk bonds.” Junk bonds are generally in the lower rating categories of the major rating agencies (BB+ or lower by Standard & Poor’s or Fitch Ratings, Inc. or Ba1 or lower by Moody’s Investor Services) or as determined by the Fund management team to be of similar quality. The Fund may invest up to 20% of its assets in non-dollar denominated bonds or in equity securities of issuers located inside or outside of the United States. The Fund imposes no restriction on market capitalization of its investments. To add additional diversification, the management team can invest in a wide range of high yield debt instruments, all of which will be included in the 80% policy, including collateralized bond obligations, bank loans, mortgage-backed and asset-backed securities and other debt instruments. In addition, the Fund may invest in other mutual funds.

1	Summary Prospectus ICON High Yield Bond Fund

There is no limit on the Fund’s average maturity or on the maturity of any individual issues in the Fund. The Fund may invest in securities of any rating, and may invest up to 15% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may buy or sell derivatives. The Fund may use derivative instruments to hedge its investments or to seek to enhance returns to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements). The Fund values derivatives at their market for purposes of calculating the funds compliance with its 80% policy. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund’s Investment Objectives and Principal Investment Strategies, including the 80% policy, are non-fundamental and may be changed without shareholder approval by sending shareholders notice 60 days prior to the change.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. There is no assurance that the Fund will achieve its investment objective and may underperform funds with similar objectives. When you redeem your shares, they may be worth more or less than what you paid for them, or more or less than funds with similar investment objectives. A summary discussion of the principal investment risks of investing in this Fund are discussed below. A more complete explanation of the risks can be found in the section Investment Objectives, Principal Investment Strategies and Risks, and in the Statement of Additional Information (the “SAI”), both of which we encourage you to read.

•	Bank Loan Risk. The market for bank loans may not be highly liquid and these investments expose the Fund to the credit risk of both the financial institution and the underlying borrower.

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Collateralized Bond Obligation Risk.  The pool of high yield securities underlying collateralized bond obligations is typically separated into groupings called tranches. The Fund may invest in lower tranches, which carry greater risk but pay higher interest rates.

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Convertible Securities Risk.  The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. The market value of convertible securities may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. A convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

•	Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

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Interest Rate Risk.  The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Rates on certain floating rate debt securities typically reset periodically and changes in prevailing interest rates (and particularly sudden and significant changes) can cause fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

•

Credit Risk.  Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make principal and interest payments when due. The higher the credit risk usually means the higher the interest rate. The Fund intends to invest in issuers with higher credit risk.

•	Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

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Prepayment Risk.  When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

•

Derivatives Risk.  The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The possible lack of a liquid secondary market for

2	Summary Prospectus ICON High Yield Bond Fund

derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. Valuation is more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives also may expose the Fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose the Fund to potential losses that exceed the amount originally invested by the Fund. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority that could affect the character, timing and amount of the Fund’s taxable income or gains and distributions.

•

Distressed Securities Risk.  Distressed securities are more speculative and involve substantially more risks than other high yield or junk bonds. Distressed securities involve the substantial risk that principal will not be repaid or that the securities may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In The Fund may lose its entire investment in distressed securities or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be illiquid.

•

Foreign Securities Risk.  Securities traded in foreign markets have often performed differently from securities traded in the United States. Foreign investments involve special risks not present in U.S. investments. There may be fewer investors on foreign exchanges and a smaller number of securities traded each day making it more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down depending on currency fluctuations and the value to the U.S dollar.

•

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

•

Junk Bonds Risk.  Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk and speculative investments that may cause income and principal losses for the Fund. In certain investment environments where the yield in the junk bond market compared to higher rated debt is small, the risk of junk bonds may not warrant the yields.

•

Leverage Risk.  Some transactions may give rise to a form of economic leverage, and may expose the Fund to greater risk and increase its costs. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.

•

Market Risk and Selection Risk.  Market risk is the risk that one or more markets in which the Fund invests will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

•

Mortgage- and Asset-Backed Securities Risks.  Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset backed securities are subject to credit, interest rate, prepayment and extension risks. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

•

Preferred Securities Risk.  Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.

3	Summary Prospectus ICON High Yield Bond Fund

Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

•

Repurchase Agreements and Purchase and Sale Contracts Risks.  If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

•

Reverse Repurchase Agreements Risk.  Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all.

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Small Company Risk.  Securities of small companies generally involve greater risks than investments in larger companies. Small companies may have limited management experience or depth, limited access to capital, or limited products or services, or operate in markets that have not yet been established. Small company securities tend to be more volatile and less liquid than equity securities of larger companies.

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Sector Risk.  The Fund is not limited with respect to sectors in which it can invest. If the fund management allocates more of the Fund’s portfolio holdings to a particular economic sector, the Fund’s overall performance will be more susceptible to the economic, business, or other developments which generally affect the sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

Who Is the Fund Designed For?

The Fund is designed primarily for speculative investors seeking high current income and growth of capital from a fund that invests mainly in below-investment grade speculative or junk U.S debt securities. The Fund takes into account the following in evaluating its investment objective: income, dividends, capital gain distributions and the increase or decrease in share price. Investors should be willing to assume the greater risks of short-term share price fluctuations and losses that are typical for a fund that invests mainly in below-investment grade debt speculative junk bonds. The Fund is not designed for investors needing an assured level of current income or stable price/yield movement. The Fund is intended to be a long-term investment, not a short-term trading vehicle. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance History

A comparison of the Fund’s performance with that of an unmanaged securities index may illustrate the potential risks of an investment in the Fund. Because the Fund commenced operations on September 30, 2014, however, it does not have performance history for a full calendar year. Once the Fund has performance history, its past performance, before and after taxes, will not provide a guarantee of future results. Updated performance information will be made available through our website at www.iconfunds.com or by calling 1-800-764-0442.

Investment Adviser:  ICON Advisers, Inc.

Portfolio Managers:  Zach Jonson and Donovan J. (Jerry) Paul are the co-Portfolio Managers of the Fund. Messrs. Jonson and Paul have managed the Fund since its September 30, 2014 inception.

Purchase and Sale of Fund Shares:  The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information:  The Fund intends to distribute all or a portion of net investment income on at least a quarterly basis, and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account, which may be subject to tax at a later point in time.

Financial Intermediary Compensation:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. As your salesperson or visit your financial intermediary’s web site for more information.

To learn more and sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements, visit ICON’s website at www.iconfunds.com.

4	Summary Prospectus ICON High Yield Bond Fund